UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2005

Industrial Enterprises of America, Inc
(formerly known as Advanced Bio/Chem, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	000-30646	13-3963499
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(212) 490-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 1 - Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2005, Industrial Enterprises of America, Inc. (formerly known as Advanced Bio/Chem, Inc.) (the “Company”), acquired one hundred percent (100%) of the membership interests of (i) Unifide Industries, Limited Liability Company, a New Jersey limited liability company (“Unifide”), a leading marketer and seller of automotive chemicals and additives; and (ii) Todays Way Manufacturing, LLC, a New Jersey limited liability company (“Todays”), the company that manufactures the products sold by Unifide. Each of the acquisitions was effective as of July 17, 2005. This Current Report on Form 8-K/A is being filed to include the financial statements of Unifide and Todays and the Company’s pro forma financial information.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired
Included herein beginning on page F-1.
(b) Pro forma financial information
Included herein beginning on page F-11.
(c) Exhibits

Exhibit No.	Description
2.1
Acquisition Agreement by and among the Company, Unifide and Scott Margulis & Barry Margulis, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 18, 2005.

2.2
Acquisition Agreement by and among the Company, Todays and Scott Margulis & Barry Margulis, incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 18, 2005.

23.1	Consent of Independent Accountant

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.

January 18, 2006
By: /s/ John Mazzuto
John Mazzuto
Chief Executive Officer, President and Secretary

Financial Statements of Unifide Industries Limited Liability Company
A wholly owned subsidiary of
Industrial Enterprises of America, Inc.
(Audited)

UNIFIDE INDUSTRIES,
LIMITED LIABILITY COMPANY

FINANCIAL STATEMENTS
AND SUPPLEMENTARY INFORMATION

YEARS ENDED DECEMBER 31, 2004 AND 2003

SUPPLEMENTARY INFORMATION

INDEX

ACCOUNTANTS' AUDIT REPORT	F-1

FINANCIAL STATEMENTS

Balance Sheets	F-2

Statements of Income and Member's Equity	F-3

Statements of Cash Flows	F-4

Notes to Financial Statements	F-5 - F-10

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Members
Unifide Industries, Limited Liability Company

We have audited the accompanying balance sheets of Unifide Industries, Limited Liability Company (a New Jersey limited liability company) as of December 31, 2004 and December 31, 2003, and the related statements of income, member’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Unifide Industries, Limited Liability Company as of December 31, 2004 and December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Raymond, Perri & DeSeno, LLC

October 12, 2005

Please See Notes to these Financials

UNIFIDE INDUSTRIES, LIMITED LIABILITY COMPANY Consolidated Balance Sheet As of December 31, 2004 and December 31, 2003 (Audited)
ASSETS
	2004	2003
CURRENT ASSETS
Cash	$67,301	$2,045
Accounts receivable (less allowance for sales
returns of $35,000 in 2004)	1,441,845	1,231,758
Inventory	2,623,165	2,322,336
Prepaid expenses and other current assets	33,061	43,210
TOTAL CURRENT ASSETS	4,165,372	3,599,349
FIXED ASSETS, net	61,338	56,947
INTANGIBLE ASSETS, net	72,705	69,212
DUE FROM AFFILIATED COMPANIES	389,489	89,670
OTHER ASSETS	2,531	2,531
TOTAL ASSETS	$4,691,435	$3,817,709

LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES
Note payable - bank	$1,150,000	$1,400,000
Accounts payable and accrued expenses	2,157,696	1,627,985
Installment notes payable - bank, current	175,000	62,964
Loan payable - member	50,967	117,316
Due to affiliated company	175,480	-

TOTAL CURRENT LIABILITIES	3,709,143	3,208,265
Installment notes payable - bank, net of current	550,000	-

TOTAL LIABILITIES	4,259,143	3,208,265

COMMITMENTS

MEMBER'S EQUITY	432,292	609,444

TOTAL LIABILITIES AND
MEMBER'S EQUITY	$ 4,691,435	$ 3,817,709

Please See Notes to these Financials

UNIFIDE INDUSTRIES,
LIMITED LIABILITY COMPANY
Consolidated Condensed Statement of Operations
For the years ended December 31, 2004 and
December 31, 2003
(Audited)

	2004	2003

SALES - net	$11,767,656	$9,948,419

COST OF SALES
Inventory - January 1,	(2,322,336)	(1,973,998)
Purchases	(7,933,780)	(6,556,100)
Contract labor	(1,735,006)	(1,137,668)
Freight-in	(182,279)	(171,208)
Overhead	(162,320)	(133,786)

	(12,335,721)	(9,972,760)

Less: Inventory - December 31,	2,623,165	2,322,336

TOTAL COST OF SALES	(9,712,556)	(7,650,424)

GROSS PROFIT	2,055,100	2,297,995

SELLING EXPENSES	(1,398,403)	(1,351,117)

GENERAL AND ADMINISTRATIVE EXPENSES	(520,635)	(551,362)

INCOME FROM OPERATIONS	136,062	395,516

INTEREST EXPENSE - net and amortization of
deferred financing costs	(79,962)	(90,660)
NET INCOME	56,100	304,856
MEMBER'S EQUITY - January 1,	609,444	535,319
MEMBER'S DRAW	(233,252)	(230,731)
MEMBER'S EQUITY - December 31,	$ 432,292	$ 609,444

Please See Notes to these Financials

UNIFIDE INDUSTRIES,
LIMITED LIABILITY COMPANY
Consolidated Statement of Cash Flow
For the years ended December 31, 2004 and
December 31, 2003
(Audited)

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 56,100	$ 304,856
Adjustments to reconcile net income to net
cash provided by operating activities
Allowance for sales returns	35,000	-
Bad debts, net of recoveries	2,732	13,529
Depreciation and amortization	14,076	13,003
Increase/(decrease) in cash flows from
Accounts receivable	(247,819)	48,935
Inventory	(300,829)	(348,338)
Prepaid expenses and other current assets	10,149	68,584
Accounts payable and accrued expenses	529,711	29,568
Due from affiliated company	(32,301)	(75,542)
Due to affiliated company	175,480	-
Other assets	-	5,750

Net cash provided by operating activities	242,299	60,345

CASH FLOWS FROM INVESTING ACTIVITIES:
Loss on disposal of fixed assets	3,080	-
(Increase)/decrease in due from affiliated companies	(267,518)	13,256
Purchase of fixed assets	(20,040)	(61,819)
Net cash used by investing activities	(284,478)	(48,563)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds of installment notes payable - bank	800,000	-
(Increase)/decrease in note payable - bank	(250,000)	400,000
Member's draw	(233,252)	(230,731)
Payments of installment notes payable - bank	(137,964)	(155,555)
Payments of loan payable - member	(66,349)	(75,833)
Payments of financing cost	(5,000)	-
Net cash provided/(used) by financing activities	107,435	(62,119)

Net increase/(decrease) in cash	65,256	(50,337)

Cash - January 1	2,045	52,382

Cash - December 31,	$ 67,301	$ 2,045

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest expense	$ 90,674	$ 87,787

Please See Notes to these Financials

 UNIFIDE INDUSTRIES, LIMITED LIABILITY COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND NATURE OF OPERATIONS

Unifide Industries, Limited Liability Company (Company), was organized on January 19, 1999 and, pursuant to the agreement, will terminate on December 31, 2040. The Company manufactures and distributes liquid automotive products, principally in the northeast United States.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory

Inventory was valued at the lower of cost, on a first-in, first-out basis, or market.

Fixed Assets

Office equipment, furniture and fixtures and other equipment were stated at cost and are being depreciated on the straight-line method over the estimated useful lives of the assets.

Leasehold improvements were stated at cost and are being amortized over the estimated useful lives of the assets or the life of the lease, whichever is less.

Intangible Assets

Intangible assets consisting of covenants not-to-compete, trademarks, a vendor list and a customer list from acquisitions have been capitalized. The Company, in accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of," periodically considers whether events and circumstances indicate a possible impairment or a change in the remaining usefulness of these assets to determine if their carrying amounts should be reduced or their amortization increased.

Financing costs have been capitalized and are being amortized on the straight-line method over their terms.

 UNIFIDE INDUSTRIES, LIMITED LIABILITY COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Advertising

Advertising expenses were charged to operations as incurred. For the years ended December 31, 2004 and 2003, advertising expenses were $39,767 and $52,345, respectively.

Revenue Recognition and Accounts Receivable

The Company records revenue net of discounts and allowances upon delivery of the product. The Company continuously reviews its accounts receivable for collectibility and establishes an allowance for doubtful accounts based on management's estimate of the probability of collection. Accounts receivable are written off when management determines an amount is uncollectible.

Freight-Out

Freight-out is included in selling expenses.

3.     CONCENTRATIONS OF CASH
The Company from time to time has cash in financial institutions in excess of insured limits. In assessing its risk, the Company's policy is to maintain funds only with a reputable financial institution and management believes the risk of loss is minimal.

4..    INVENTORY

As of December 31, 2004 and 2003, inventory consisted of the following:

	2004	2003

Raw materials	$ 1,320,625	$ 1,165,562
Finished goods	1,302,540	1,156,774

	$ 2,623,165	$ 2,322,336

 UNIFIDE INDUSTRIES, LIMITED LIABILITY COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5.      FIXED ASSETS

As of December 31, 2004 and 2003, fixed assets consisted of the following:

	Estimated
	Useful Life	2004	2003

Office equipment	5-7 years	$ 40,352	$ 33,182
Furniture and fixtures	7 years	27,050	17,930
Other equipment	5 years	13,800	13,800
Leasehold improvements	5 years	3,307	3,307

		84,509	68,219
Less: accumulated depreciation and
amortization		23,171	11,272

		$ 61,338	$56,947

6.      INTANGIBLE ASSETS

As of December 31, 2004 and 2003, intangible assets consisted of the following:

	2004			2003
		Accumulated			Accumulated
	Gross	Amortization	Net	Gross	Amortization	Net
Amortized intangible assets
Deferred financing costs
	$ 5,000	$ 250	$4,750	$13,377	$ 12,120	$ 1,257
Other intangible assets
Trademarks	63,133	-	63,133	63,133	-	63,133
Vendor list and
customer list	4,822	-	4,822	4,822	-	4,822

Total other intangible assets	67,955	-	67,955	67,955	-	67,955

Total	$ 72,955	$ 250	$72,705	$81,332	$ 12,120	$69,212

For the years ended December 31, 2004 and 2003, amortization expense was $1,507 and $2,767, respectively.

 UNIFIDE INDUSTRIES, LIMITED LIABILITY COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7.      LINE OF CREDIT AND INSTALLMENT NOTES PAYABLE - BANK

The Company has a line of credit with a bank under which it may borrow up to $1,500,000 limited to 80% of its under 90 day eligible accounts receivable plus 50% of its inventory as defined. Loans under the line of credit are due on demand and bear interest at .25% above the bank's prime rate, per annum. At December 31, 2004, the interest rate was 5.50% per annum.

As of December 31, 2004, the Company also had installment notes payable to the bank of $475,000 and $250,000, payable in equal monthly installments of $8,333 through September 30, 2009 and $6,250 through April 30, 2008, respectively, plus interest at the bank's prime rate and .50% above the bank's prime rate, per annum, respectively. At December 31, 2004, the interest rates were 5.25% and 5.75%, respectively, per annum.

Borrowings under the line of credit and installment notes payable are collateralized by all the assets of the Company and guaranteed by the member of the Company.

As of December 31, 2004, the future annual maturities of installment notes payable - bank were as follows:

Years Ending
December 31,

2005	$ 175,000
2006	175,000
2007	175,000
2008	125,000
2009	75,000

$ 725,000

8.     LOAN PAYABLE - MEMBER

Loan payable to the member is due on demand with interest at 8% per annum. For the years ended December 31, 2004 and 2003, interest expense - net included interest expense to the member of $7,891 and $12,831, respectively.

9.     INCOME TAXES

The Company is a single member limited liability company and, as such, is not subject to Federal or New Jersey income taxes. The member reports the Company's taxable income or loss on his individual tax returns.

 UNIFIDE INDUSTRIES, LIMITED LIABILITY COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

10.    RELATED PARTY TRANSACTIONS

Due From Affiliated Companies

Due from affiliated companies owned by the member of the Company and a relative of the member are payable on demand as follows:

2004	2003

$ 312,219	$ -	with interest at 8% per annum
77,270	89,670	without interest

$ 389,489	$ 89,670

Due to affiliated Company owned by a relative of the member is payable on demand as follows:

2004	2003

$ 175,480	$ -	without interest

For the year ended December 31, 2004, interest expense - net included interest income from the affiliate of $12,219.

For the year ended December 31, 2004, the Company paid an affiliate $40,000 for commissions.

For the year ended December 31, 2003, the Company paid an affiliate $50,000 for consulting fees.

In addition, the Company paid an affiliate $1,097,864 and $789,758 in 2004 and 2003, respectively, for contract labor.

11.     RETIREMENT PLAN

Effective January 2003, the Company adopted a defined-contribution retirement plan covering all eligible employees under which the Company will make matching contributions equal to the employee's contribution up to a limit of 3% of the employee's compensation plus 50% of the employee's contribution that exceeds 3% but is less than 5% of the employee's compensation for the calendar year. For the years ended December 31, 2004 and 2003, the Company's contributions to the plan were $11,590 and $13,249, respectively.

12.     COMMITMENTS

 UNIFIDE INDUSTRIES, LIMITED LIABILITY COMPANY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Lease

The Company is committed under a noncancellable lease for office space through March 2006. The lease is renewable through March 2008. As of December 31, 2004, the minimum annual lease payments were as follows:

Years Ending
December 31,

2005	$ 26,400
2006	6,600

$ 33,000

For the years ended December 31, 2004 and 2003, rent expense was $31,211 and $5,656, respectively.

Professional Agreement

The Company is also committed to pay annual professional fees of $50,000 under an agreement through August 2012.

13.     MAJOR CUSTOMERS

Sales to the Company's largest customer accounted for 19% and 16% of total sales in the years ended December 31, 2004 and 2003, respectively. Accounts receivable due from these customers were 15% and 11% of total accounts receivable as of December 31, 2004 and 2003, respectively.

14.     RECLASSIFICATION

Certain 2003 amounts were reclassified to conform to the classifications used in 2004.

15.     SUBSEQUENT EVENTS - UNAUDITED

As of June 30, 2005, the member of the Company entered into an agreement to sell one hundred percent ownership of the Company to Industrial Enterprises of America, Inc. (ILNP) a Nevada corporation. Under the agreement, the member will sell one hundred percent of his member interest in the Company for consideration consisting of (i) $800,000 in cash, (ii) promissory notes of $1.2 million, (iii) 3,500,000 shares (subject to adjustment) of ILNP's common stock, par value $.001 per share, and (iv) options to certain of Unifide's employees (excluding the member) to purchase 200,000 shares of ILNP's common stock under ILNP's 2004 Stock Option Plan. Additionally, ILNP entered into employment agreements with the Company's member. As a result of the acquisition, Unifide will become a wholly owned subsidiary of ILNP.

Pro Forma Condensed Consolidated Financial Statements of
Industrial Enterprises of America, Inc.
and its wholly owned subsidiaries
(Unaudited)
Pro Forma Financial Information

In June 2005, the Company entered into agreements related to two acquisitions that are the subjects of the following pro forma financial information. The Company acquired one hundred percent (100% ) ownership of (i) Unifide Industries, Limited Liability Company, a New Jersey limited liability company (“Unifide”), a leading marketer and seller of automotive chemicals and additives for consideration of an aggregate of approximately $3.1 million in cash, notes and stock and (ii) Todays Way Manufacturing, LLC, a New Jersey limited liability company (“Todays”), the company that manufactures and packages the products sold by Unifide, for consideration of an aggregate of approximately $950,000 in cash, notes and stock. As a result of the acquisitions, each of Unifide and Todays became a wholly owned subsidiary of the Company as of July 17, 2005.

The following unaudited pro forma condensed financial statements are intended to show the combined effect of the Unifide and Todays acquisitions on the Company’s operations. The pro forma Balance Sheet is presented for the interim period ended September 30, 2005 and has been computed assuming the transactions occurred at the end of such period. The pro forma Combined Statements of Income are presented for the interim period ended September 30, 2005 and have been computed assuming the transaction occurred at the beginning of such period.

The pro forma financial information is for informational purposes only and does not purport to present what the Company’s results would have been had these transactions actually occurred on the dates presented or to project what the Company’s results of operations or financial position for any future period.

Industrial Enterprises of America, Inc.
Combined Balance Sheets
As of September 30, 2005
(unaudited)

	EMC	Unifide	Today's Way	ILNP
	9/30/2005	9/30/2005	9/30/2005	9/30/2005	ELIMINATED		COMBINED
Assets
Cash	$ 658,937	$ 69,488	$ 1,042	$ 66,090			$ 795,556
Accounts Receivables	1,401,539	1,551,963	21,130	-			2,974,632
Due from related parties	-	366,648	175,480	-	$ (542,128)	[d]	-
Inventory	828,643	3,402,320	63,964	-	(495,747)	[a], [b], [c]	3,799,180
Prepaid expenses	24,917	18,132	-	-			43,049

Total Current	$ 2,914,035	$ 5,408,551	$ 261,616	$ 66,090			$ 7,612,417

Property, plant & equipment, net	67,283	95,185	99,063	3,460			264,991
Investment in Power 3 Medical	-	-	-	145,725			145,725
Investment in EMC Packaging	-	-	-	1,082,259	(1,082,259)	[a]	-
Investment in Today's Way	-	-	-	950,000	(950,000)	[c]	-
Investment in Unifide	-	-	-	3,440,000	(3,440,000)	[b]	-
Other assets	100,000	2,531	-	-			102,531
Other Intangibles, net	-	72,433	15,896	-			88,329
Goodwill	-	-	-	-	4,519,038	[a], [b], [c]	4,519,038

Total Assets	$ 3,081,318	$ 5,578,701	$ 376,575	$ 5,687,534	$ (1,991,096)		$ 12,733,032

Liabilities & Equity
Current portion long term debt	$ 13,253	$ 275,000	$ -	$ 640,175			$ 928,429
Line of credit	582,445	1,500,000	-	-			2,082,445
Accounts payable	465,540	2,734,391	1,612	22,815			3,224,360
Due to parent	(142,500)	-	-	-	142,500	[a]	-
Payable related parties	296,400	175,980	366,648	401,062	(542,628)	[a], [d]	697,462
Accrued interest payable	-	-	-	31,674			31,674
Accrued interest payable related parties	-	-	-	119,696			119,696
Deferred taxes	68,574	-	-	-	(68,574)	[a]	-
Accrued expenses	-	90,012	12,546	67,634			170,192

Total Current	$ 1,283,712	$ 4,775,383	$ 380,806	$ 1,283,056			$ 7,254,258

Notes Payable net of current debt	-	319,201	-	-			319,201
Notes Payable Convertible	-	-	-	1,780,000			1,780,000
Notes Payable Related Party	-	22,393	47,505	1,898,762			1,968,660

Total Liabilities	$ 1,283,712	$ 5,116,976	$ 428,311	$ 4,961,818			$ 11,322,119

Equity
Common stock, par $0.001, 150,000,000 sh authorized; 49,773,090 issued and outstanding as of 9-30-05	-	-	-	49,773			49,773
Additional paid in capital	1,039,710	390,000	-	10,413,666	(1,429,710)	[a], [b]	10,413,666
Members' Capital	-	(58,483)	(27,175)	-	85,658	[b], [c]	-
Subscribed stock payable	-	-	-	46,489			46,489
Director fees, unamortized	-	-	-	(45,000)			(45,000)
Equity development fees, unamortized	-	-	-	(666,243)			(666,243)
Retained Earnings	757,896	130,207	(24,562)	(9,072,969)	(178,342)	[a], [c]	(8,387,771)

Total Equity	$ 1,797,606	$ 461,724	$ (51,737)	$ 725,715			$ 1,410,913

Total Liab& Equity	$ 3,081,318	$ 5,578,700	$ 376,575	$ 5,687,534	$ (1,991,096)		$ 12,733,032

Industrial Enterprises of America, Inc.
Combined Statements of Income
For the three months ended September 30, 2005
(unaudited)

	EMC	Unifide	Today's Way	ILNP
	Three months ended 9/30/2005	Three months ended 9/30/2005	Three months ended 9/30/2005	Three months ended 9/30/2005	Eliminated		COMBINED

Total Revenue	$ 2,010,974	$ 2,898,830	$ 67,745	$ -	$ (67,745)	[e]	$ 4,909,803

Total Cost of Goods Sold	1,512,389	2,023,090	25,691	-	(67,745)	[e]	3,493,425

Gross Profit	$ 498,585	$ 875,740	$ 42,054	$ -			$ 1,416,378

Expenses
Total General And Administrative Expenses	83,833	529,249	42,393	256,610			912,084
Salaries and contract labor	54,450	149,472	-	-			203,922
Depreciation and Amortization Expense	3,951	3,939	8,517	7,295			23,702
Legal and Accounting	2,445	23,911	-	161,150			187,506
Total Expenses	$ 144,679	$ 706,571	$ 51,680	$ 425,055			$ 1,327,214

Income (Loss) from Operations	$ 353,906	$ 169,169	$ (9,626)	$ (425,055)			$ 89,164

Interest Expense	37,788	38,962	770	178,870			256,390

Net Income (Loss) from Operations	$ 316,118	$ 130,207	$ (9,626)	$ (603,925)			$ (167,226)

Acquisition costs amortized	-	-	-	5,500			5,500
Miscellaneous Income	1,816	-	415	-			2,231

Net Income or (Loss)	$ 317,934	$ 130,207	$ (9,211)	$ (609,425)			$ (170,495)

Net (loss) per share basic and diluted	$ (0.00)

Weighted average number of common shares outstanding	40,820,212

Eliminations

[a] Eliminate investment in EMC Packaging.
[b] Eliminate investment in Unifide Industries.
[c] Eliminate investment in Today's Way.
[d] Eliminate intercompany receivables and payables.
[e] Eliminate intercompany sales and cost of sales.